Exhibit 10.10
EXECUTION VERSION

INCREMENTAL FACILITY AGREEMENT
September 20, 2018
Encore Capital Group, Inc.
3111 Camino Del Rio North
Suite 103
San Diego, California 92108
Attention: Chief Financial Officer
Re:    Incremental Facility Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016 (as amended by that certain Incremental Term Loan and Extension Agreement, dated as of March 2, 2017, that certain Incremental Facility Agreement, dated as of March 29, 2017, that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 13, 2017, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 29, 2017, that certain Incremental Facility Agreement, dated as of August 15, 2017, that certain Incremental Facility Agreement, dated as of September 26, 2017, that certain Incremental Facility Agreement, dated as of January 22, 2018, that certain Incremental Facility Agreement, dated as of March 21, 2018, that certain Extension Agreement, dated May 29, 2018, that certain Extension Agreement, dated September 20, 2018 and as may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Incremental Facility Agreement (this “Agreement”) (i) is an “Incremental Facility Amendment” (as defined in the Credit Agreement) and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.
At the request of the Borrower, each of the Persons listed on Annex I attached hereto (each an “Incremental Lender” and, collectively, the “Incremental Lenders”) hereby agrees to provide an Incremental Revolving Commitment to the Borrower in the amount corresponding to the name of such Person set forth on Annex I attached hereto (each such Incremental Revolving Commitment collectively referred to herein as the “Incremental Facility”) on the Agreement Effective Date (as defined below). The Incremental Facility provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including without limitation, Section 2.2 thereof with respect to the Incremental Revolving Commitment and the Revolving Loans funded pursuant thereto.
The Incremental Lenders, the Borrower and the Administrative Agent each acknowledges and agrees that the Incremental Revolving Commitment provided pursuant to this Agreement shall constitute a “Revolving Commitment” for all purposes under the Credit Agreement and the other applicable Loan Documents. Furthermore, each of the parties to this Agreement hereby agrees that (i) the Incremental Facility shall be subject to the terms set forth on Annex II attached hereto and

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(ii) the Incremental Revolving Commitment, and the Revolving Loans funded thereunder, shall be on the same terms and conditions as the Revolving Commitments and Revolving Loans under the Credit Agreement.
The Incremental Lenders hereby (i) confirm that they have received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as they have deemed appropriate to make their own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agree that they will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as they shall deem appropriate at the time, continue to make their own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iii) irrevocably authorize the Administrative Agent to take such action on their behalf under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties as are specifically delegated to or required of the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto and (iv) agree that they will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by them as a Lender.
Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Lender, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other form of electronic transmission permitted under the Credit Agreement) hereof and (iii) the satisfaction (or waiver in writing) of any other conditions precedent set forth in Section 5 of Annex II attached hereto (such date, the “Agreement Effective Date”) each of the Incremental Lenders shall (a) be obligated to fund the Revolving Loans pursuant to the Incremental Revolving Commitment to be made by it, and participate in Letters of Credit and Swingline Loans required to be participated in by it on terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (b) have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents. As of the Agreement Effective Date, and after giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal amount of the Revolving Commitments held by each of the Lenders are set forth on Annex III attached hereto.
Each of the Borrower and each Guarantor acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Facility created hereunder and (ii) all such Obligations (including the Revolving Loans made by the Incremental Lenders pursuant to their respective Incremental Revolving Commitments) shall constitute (and be included in the definition of) “Secured Obligations” under the Credit Agreement and be entitled to the benefits of the respective Collateral Documents and the Guaranty Agreement as, and to the extent, provided in the Credit Agreement and in such other Loan Documents. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that each of conditions precedent set forth in Section 5 of Annex II attached hereto have been satisfied on and as of the date hereof.
The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to the Incremental Lenders and one copy to the Administrative Agent before the close of business on September 20, 2018. If the Borrower does not so accept this Agreement by such time, the obligations of the Incremental Lenders to provide the Incremental Facility as set forth in this Agreement shall be deemed canceled and of no force or effect.

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After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.2 of the Credit Agreement.
THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature Pages Follow]

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Very truly yours,

SUNTRUST BANK, as an Incremental Lender

By: /s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

Signature Page to
Incremental Facility Agreement (September 2018)

ING CAPITAL LLC, as an Incremental Lender

By: /s/ Mary Forstner
Name: Mary Forstner
Title: Director

By: /s/ Jonathan Banks
Name: Jonathan Banks
Title: Managing Director

Signature Page to
Incremental Facility Agreement (September 2018)

MUFG Union Bank, N.A. (formerly known as UNION BANK, N.A.), as an Incremental Lender

By: /s/ Michael Ball
Name: Michael Ball
Title: Director

Signature Page to
Incremental Facility Agreement (September 2018)

FLAGSTAR BANK, as and Incremental Lender

By: /s/ Michael T. Shea
Name: Michael T. Shea
Title: First Vice President

Signature Page to
Incremental Facility Agreement (September 2018)

CIBC BANK USA (formerly known as THE PRIVATEBANK AND TRUST COMPANY), as an Incremental Lender

By: /s/ Shawn P. Bradley
Name: Shawn P. Bradley
Title: Associate Managing Director

Signature Page to
Incremental Facility Agreement (September 2018)

UMPQUA BANK, as an Incremental Lender

By: /s/ Bob Jondall
Name: Bob Jondall
Title: Corporate Banking Relationship Manager, SVP

Signature Page to
Incremental Facility Agreement (September 2018)

OPUS BANK, as an Incremental Lender

By: /s/ Henry Kaminski
Name: Henry Kaminski
Title: Vice President

Signature Page to
Incremental Facility Agreement (September 2018)

BANC OF CALIFORNIA, as an Incremental Lender

By: /s/ Lindy Mamer
Name: Lindy Mamer
Title: SVP/Sr. Relationship Mgr

Signature Page to
Incremental Facility Agreement (September 2018)

ZB, N.A. d/b/a CALIFORNIA BANK & TRUST, as Lender

By: /s/ Melissa Chang
Name: Melissa Chang
Title: Vice President

Signature Page to
Incremental Facility Agreement (September 2018)

WESTERN ALLIANCE BANCORPORATION, as an Incremental Lender

By: /s/ Melanie Birk
Name: Melanie Birk
Title: Vice President

Signature Page to
Incremental Facility Agreement (September 2018)

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent,
Issuing Bank and Swingline Lender
By: /s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

Signature Page to
Incremental Facility Agreement (September 2018)

Agreed and Accepted as of the date first written above:
ENCORE CAPITAL GROUP, INC.
By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Executive Vice President, CFO and Treasurer

Signature Page to
Incremental Facility Agreement (September 2018)

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Facility Agreement and to the establishment of the Incremental Facility and the Obligations incurred related thereto.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND FUNDING LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING NCC-2 CORPORATION
MIDLAND INTERNATIONAL LLC
MRC RECEIVABLES CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC

By: /s/ Ashish Masih
Name: Ashish Masih
Title: President

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Greg Call
Name: Greg Call
Title: Secretary

Signature Page to
Incremental Facility Agreement (September 2018)

ANNEX I
Incremental Lenders and Incremental Revolving Commitments

Incremental Lenders	Incremental Revolving Commitments
SunTrust Bank	$4,720,982.14
Flagstar Bank	$10,000,000.00
Umpqua Bank	$10,000,000.00
California Bank and Trust	$5,000,000.00
ING Capital LLC	$20,000,000.00
Opus Bank	$10,000,000.00
MUFG Union Bank, N.A. (formerly known as UNION BANK, N.A.)	$20,000,000.00
Banc of California, National Association	$5,000,000.00
Western Alliance Bancorporation	$10,000,000.00
CIBC Bank USA (formerly PrivateBank and Trust Co.)	$5,000,000.00
Total Incremental Commitments	$99,720,982.14

Annex I

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ANNEX II
TERMS AND CONDITIONS FOR
INCREMENTAL FACILITY AGREEMENT
1. Name of Borrower: Encore Capital Group, Inc., a Delaware corporation.
2. Date upon which the Incremental Facility is to become effective:    September 20, 2018.
3. Date upon which the Incremental Revolving Commitment Terminates: the Revolving Commitment Termination Date.
4. Applicable Margin: Identical to the “Applicable Margin” as defined in the Credit Agreement.
5. Other Conditions Precedent:
(a)    No Default or Event of Default has occurred and is continuing or will result from the incurrence by the Borrower of the Incremental Facility provided by the Incremental Lenders as of the date hereof as contemplated by the Incremental Facility Agreement;
(b)    the Borrower and its Restricted Subsidiaries are in pro forma compliance with each of the covenants set forth in Article VI of the Credit Agreement as of the last date of the most recently ended Fiscal Quarter after giving effect to the Incremental Facility provided by the Incremental Lenders under the Incremental Facility Agreement on the date hereof (assuming for such purpose that the Incremental Revolving Commitment provided under the Incremental Facility Agreement is fully drawn on the date hereof); and
(c)     each of the conditions in Section 3.2 of the Credit Agreement have been satisfied.

Annex II

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ANNEX III

REVOLVING COMMITMENT AMOUNTS OF NEW LENDER, INCREMENTAL
LENDERS, EXTENDING LENDERS AND NON-EXTENDING LENDERS

Extending Lenders (Including any New Lender joining or Incremental Revolving Commitments made effective after the Closing Date):

Lender	2021 Revolving Commitment Amount as of the Agreement Effective Date
SunTrust Bank	$103,278,619.73
Bank of America	$103,278,619.73
ING Capital	$87,323,730.07
Credit Suisse AG Cayman Island	$50,000,000.00
MUFG Union Bank, N.A. (formerly known as UNION BANK, N.A.)	$65,402,951.16
Citibank NA	$43,749,999.98
Morgan Stanley Bank NA	$40,625,000.00
California Bank and Trust	$37,380,952.00
Flagstar Bank	$15,000,000.00
CIBC Bank USA (Formerly PrivateBank and Trust Co.)	$30,000,000.00
UBS AG	$20,000,000.00
Bank Leumi	$10,767,857.14
CTBC Bank Corp	$10,000,000.00
Opus Bank	$20,000,000.00
Cathay Bank	$13,164,285.70
Fifth Third Bank	$68,830,972.58
Umpqua Bank	$51,041,666.67
Woodforest National Bank	$20,000,000.00
Regions Bank	$25,000,000.00
DNB Capital, LLC	$20,000,000.00
Western Alliance Bancorporation	$25,000,000.00
Chang Hwa Commercial Bank, Ltd., New York Branch	$19,345,238.10
Banc of California, National Association	$5,000,000.00
TOTAL (New, Incremental and Extending)	$884,189,892.86

Non-Extending Lenders:

Annex III

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Lender	Revolving Commitment Amount as of the Agreement Effective Date
2019 Lenders
Citizens Bank, NA	$914,760.02
Raymond James Bank, N.A.	$522,720.01
Barclays Bank PLC	$522,720.01
Manufacturers Bank	$8,214,285.70
Total 2019 Lenders	$10,174,485.74

Annex III

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